UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

___________________Delaware____________________
(State or other jurisdiction of incorporation or organization)

______________________6199_____________________
(Primary Standard Industrial Classification Code Number)

111 Sutter Street, 22nd Floor
San Francisco, CA  94104
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400
_________________Not applicable._________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Daniel P. Sanford resigned as SVP, Finance of Prosper Marketplace, Inc. (“PMI”) and as Treasurer of Prosper Funding LLC (“Prosper Funding”), effective as of May 1, 2013.  On that same date, Kenneth L. Niewald was appointed to serve as Acting Chief Financial Officer of PMI and as Treasurer of Prosper Funding and was designated as the principal financial and accounting officer of both PMI and Prosper Funding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: May 3, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: May 3, 2013	By	/s/ Sachin Adarkar
Sachin Adarkar
Secretary